AT&T 2004 Long Term Incentive Program
                     Restricted Stock Unit Award Agreement
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         ****EMPLOYEE MUST ACCEPT ELECTRONICALLY ON OR BEFORE [date] OR
                             FORFEIT THIS AWARD****

Pursuant to Section 10 of the AT&T 2004 Long Term Incentive Program (the "Plan") of AT&T Corp. ("AT&T" or the "Company"), and in accordance with the terms and conditions of the Plan, a copy of which is available to you*, and your agreement to the further terms, conditions and restrictions set forth below, you have been granted, as of the date of grant set forth below, a number of restricted stock units ("Restricted Stock Units"), as set forth below. Each Restricted Stock Unit, upon termination of the restrictions related thereto and any elected deferral period related to this grant, will be converted into one share of AT&T common stock ("Share").


The Plan is hereby incorporated by reference and made a part hereof. The grant and this Agreement are subject to all terms and conditions of the Plan, and the parties agree to be bound by the terms thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control. The Committee shall have the right, in its discretion, to alter or amend the Plan and this Agreement, from time to time, consistent with the terms of the Plan.

            Capitalized terms not otherwise defined herein shall have
                       the same meanings as in the Plan.

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Participant
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Social Security Number                This data is specific to participant and
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Number of Restricted Stock            is located on award listing in
Units Granted                         electronic account.
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Date of Grant
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                    Subject to your continued employment with AT&T or one of its
                    Affiliates and subject to early vesting ("Early Vesting") in certain  circumstances  as set forth in this Agreement,  the
                    Restricted Stock Units shall vest and become  nonforfeitable as follows (each, a "Scheduled Vesting Date"):
Scheduled           o    50% of this  Restricted  Stock  Unit Award will vest on
Vesting                  the second anniversary date of this grant;
Dates               o    25% of this  Restricted  Stock  Unit Award will vest on
                         the third anniversary date of this grant; and
                    o    the final 25% of this Restricted  Stock Unit Award will
                         vest on the fourth anniversary date of this grant.

                    All Shares will be rounded  down to the nearest  whole Share and all  rounded  Shares  will  become  vested  in the final period.
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                    This   Restricted   Stock   Unit   Award   Agreement   (this
Effectiveness       "Agreement")  shall  be  effective  only  if and  when  AT&T
of Agreement        receives  your  electronic  acceptance  of the terms of this
                    Agreement as required below.
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                    Fair Market Value shall mean the average of the high and low per Share sale  prices of AT&T common  stock  trading on the
Fair Market         New York Stock Exchange on any date of determination (or, if
Value               no sales are reported on such date,  the average of the high and low per Share sale prices of AT&T common  stock  trading on the New York Stock Exchange on the next trading date), or as defined under applicable law for non-U.S. jurisdictions.
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                    As soon as administratively practicable after any Restricted
                    Stock Units vest (or to the extent applicable, expiration of any  elected  deferral  period for vested  Restricted  Stock
                    Units), and subject to the income tax withholding provisions
Book Entry          described  below,  AT&T will  deliver  to you or your  legal
of Shares           representative  a  statement  reflecting  ownership  of  the corresponding Shares in book entry form. You are responsible for complying with any securities and exchange  control laws or  any  other  legal  requirements  applicable  to  you  in connection with the vesting and/or distribution of Shares in respect of the Restricted Stock Units.
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                    A cash payment in an amount equal to the dividend payable on one Share,  on the record  date for such  dividend,  will be made to you for each Restricted  Stock Unit held by you that has not been forfeited, cancelled or converted to a Share in accordance  with  ordinary  payroll  practices  as  soon  as
Dividend            reasonably  practicable following such dividend record date,
Equivalent          provided that in non-U.S.  jurisdictions  where such payment
Payments            may result in negative tax  consequences to the participant, then at the Company's election, a single cash payment may be made for the entire  dividend  equivalent  amount payable in respect of this  award of  Restricted  Stock  Units upon the expiration of the final Scheduled Vesting Date or applicable
                    Early  Vesting.   Applicable   withholding  taxes  shall  be
                    deducted from any such dividend equivalent payments.
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* AT&T employees should access the Corporate Forms Library in the AT&T Workforce
  Services web site for these documents.

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                    You may  irrevocably  elect,  in  accordance  with  policies adopted by the Committee,  to defer the  distribution of all
Deferral            or any  portion  of  the  Restricted  Stock  Unit  that  you
Election            otherwise  would have become  entitled to receive  upon each
                    Scheduled  Vesting  Date  pursuant  to  the  terms  of  this
                    Agreement.
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                    You agree that the  Company is not  responsible  for the tax consequences  to you  of  the  granting  or  vesting  of the
                    Restricted  Stock  Units and the  distribution  of Shares in respect  thereof,  and  that  it is your  responsibility  to consult  with a personal tax advisor  regarding  all matters with  respect to the tax  consequences  of the  granting and vesting of the Restricted  Stock Units and the  distribution of Shares in respect  thereof.  Upon  vesting of  Restricted
Income Tax          Stock Units (or to the extent applicable,  upon distribution
Withholding         following an elected deferral  period),  AT&T (or your local
Requirements        employer,  as applicable)  shall determine and report to the
(Applicable to      proper taxing  authorities the ordinary income recognized by
all participants)   you based on the number of Restricted Stock Units vesting on such date  multiplied by the Fair Market Value on such date.
                    AT&T (and your local employer, as applicable) shall have the right to deduct or cause to be deducted from, or collect or cause to be collected with respect to, the vesting of any Restricted Stock Units granted hereunder, distribution of Shares or payment of dividend equivalent amounts, any federal, state, or local taxes and/or social insurance contributions required by law to be withheld or paid with respect to such vesting, distribution and or payment, and you or your legal representative or beneficiary hereby consent to such deductions.

                    Subject to applicable  securities laws, AT&T (and your local employer,  as  applicable)  is authorized  to  automatically withhold an  appropriate  number of vested Shares to satisfy such tax and/or social insurance  withholding and distribute only the net number of Shares to you.
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Termination of      Your  termination  of employment  from the Company or one of
Employment and      its  Affiliates,  will cause all Restricted  Stock Units not
this Restricted     previously  vested  to  be  cancelled  effective  upon  your
Stock Unit Award    termination date, except as described below:
Agreement

normal retirement   a)   upon  termination of employment after the attainment of
                         age and AT&T service equal to:

                                      Age     and      AT&T service of
                                      Any age               30 years
                                      50                    25 years
                                      55                    20 years
                                      65                    10 years;

                    the Restricted Stock Units shall be subject to Early Vesting in part and be cancelled in part. The portion of the Restricted Stock Units that will be subject to Early Vesting will be calculated by using the proration provision set forth below, and the remaining portion of the Restricted
                    Stock Units will be cancelled effective on the date of termination.

under an FMP,       b)   upon  termination of  employment,  under the AT&T Force
sale, divestiture,       Management Program or the AT&T E-Band and Officer Level
or outsourcing           separation  plans;  or due to the sale,  divestiture or
                         outsourcing of your business unit or position from AT&T, the Restricted Stock Units shall be subject to Early Vesting in part and be cancelled in part. The portion of the Restricted Stock Units that will be subject to Early Vesting will be calculated by using the proration provision set forth below, and the remaining portion of the Restricted Stock Units will be cancelled effective on the date of termination.

Death               c)   Upon   termination  of  employment  due  to  death,  or
or disability            disability  entitling you to Company provided long term
                         disability  benefits under a Company provided long term
                         disability  plan,  the  Restricted  Stock Units will be
                         subject to Early  Vesting in part and be  cancelled  in
                         part.  The portion of the  Restricted  Stock Units that
                         will be subject to Early  Vesting will be calculated by
                         using the proration  provision described below; and the
                         remaining portion of the Restricted Stock Units will be
                         cancelled   effective  on  the  date  of   termination.
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                    Not  withstanding  anything to the contrary,  any portion of this  Restricted  Stock Unit that becomes subject to vesting prior to a Scheduled  Vesting  Date in  accordance  with the
Early               termination of employment  provisions of this Agreement,  as
Vesting             set  forth  above,  will be  determined  weekly  by AT&T and
                    processed  by  the   recordkeeper  as  soon  as  practicable
                    following verification of termination of employment by AT&T.
                    No distribution of Shares with respect to such Early Vesting of Restricted  Stock Units shall occur prior to verification of termination of employment by AT&T.
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                    Effective  upon your  qualifying  termination  of employment from the  Company  or one of its  Affiliates,  as set  forth above in the  termination  of employment  provisions of this
                    Agreement,  the portion of the  Restricted  Stock Units that
Proration of        are  subject  to Early  Vesting  will be  calculated  by (i)
this Restricted     multiplying  the total  number  of  Restricted  Stock  Units
Stock Award Unit    granted under this  Agreement by a fraction the numerator of which is equal to the full number of months** of employment from the date of grant to the date of your termination of employment, and the denominator of which is number of months from the date of grant of this Restricted Stock Unit to the final Scheduled Vesting Date, (ii) and then subtracting any portion of the Restricted Stock Units that had previously vested.

                    **  Terminations  on or after  the  16th of a month  will be treated  as  occurring  at  the  end of the  month  for  the proration  calculation;  terminations prior to the 16th of a month  will  be  treated  as  occurring  at  the  end of the previous  month for the  proration  calculation.  Fractional
                    Shares will be rounded up to the nearest whole Share.
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                    In the case of your  death,  any  distribution  of Shares in respect of the  Restricted  Stock  Units  granted  hereunder shall be made to your estate.  You may, in  accordance  with procedures  established by the  Committee,  designate one or
                    more   beneficiaries   to   receive   all  or  part  of  any
                    distribution to be made hereunder in case of your death, and
Distribution        you may change or revoke such  designation  at any time.  In
upon Death          the event of your death, any distribution  hereunder that is
                    subject  to  such  a   designation   (to  the  extent   such
                    designation is valid and enforceable  under  applicable law)
                    shall  be made  to  such  beneficiary  or  beneficiaries  in accordance  with  this  Agreement.  If  there  shall  be any question as to the legal right of any beneficiary to receive a  distribution  hereunder,  the amount in question shall be distributed to your estate,  in which event neither AT&T nor any  Affiliate  shall have any further  liability  to anyone with respect to such distribution.
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                    Transfer  to or from  AT&T and any  Affiliate,  shall not be
Transfer or         considered a termination  of employment for purposes of this
Leave of            Agreement.  Nor  shall it be  considered  a  termination  of
Absence             employment  for purposes of this Agreement if you are placed on a  military  leave or other  approved  leave of  absence, unless the Committee shall otherwise determine.
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                    At all times prior to the vesting of a Restricted Stock Unit
                    (or to the extent applicable,  the expiration of any elected
Transferability     deferral  period),  such  Restricted  Stock  Unit  shall  be
                    nontransferable   and  may  not  be  pledged,   assigned  or
                    alienated in any way.
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                    Restricted Stock Units granted under this Agreement shall be forfeited and  cancelled if, prior to any Scheduled  Vesting
                    Dates of such Restricted Stock Units, without the consent of
Competition         AT&T,  while  employed by AT&T, you establish a relationship with a competitor of the Company or engage in activity which is in conflict  with or adverse to the interest of AT&T,  as determined  in  accordance  with  the  AT&T  Non-Competition
                    Guideline (the "Guideline"), a copy of which is available to you.*
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                    Upon a Change in Control (as defined in Section  2(e) of the
Change in           Plan),   this   Restricted   Stock   Unit  Award  will  vest
Control             immediately in full in accordance  with Section 11(e) of the
                    Plan,  and the Shares in respect  of such  Restricted  Stock
                    Units will be distributed immediately.
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Employment          Neither the Plan nor this  Agreement  shall be  construed as
Rights              giving you the right to be retained in the employ of AT&T or any Affiliate.
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* AT&T employees should access the Corporate Forms Library in the AT&T Workforce
  Services web site for these documents.
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                    You  hereby  explicitly  and  unambiguously  consent  to the collection,  use and transfer,  in electronic or other form, of your  personal  data as described in this document by and among,  as  applicable,  your  employer  and  AT&T  and  its
                    Subsidiaries and its Affiliates for the exclusive purpose of implementing,  administering and managing your participation in the Plan. You understand that AT&T and your employer hold certain personal  information about you, including,  but not limited to, your name,  home address and  telephone  number,
                    date  of   birth,   social   insurance   number   or   other
                    identification number, salary,  nationality,  job title, any shares of stock or  directorships  held in AT&T,  details of all  Restricted  Stock  Units or any  other  entitlement  to shares  of stock  awarded,  canceled,  vested,  unvested  or outstanding in your favor,  for the purpose of implementing,
Data Privacy        administering and managing the Plan ("Data"). You understand that Data may be transferred to any third parties  assisting in the implementation,  administration and management of the
                    Plan, that these  recipients may be located in your country, or  elsewhere,  and that the  recipient's  country  may have different  data  privacy  laws  and  protections  than  your country.  You authorize the recipients to receive,  possess, use,  retain and transfer the Data,  in  electronic or other form, for the purposes of  implementing,  administering  and managing  your  participation  in the  Plan,  including  any requisite  transfer  of such  Data as may be  required  to a broker or other third party with whom you deposit any Shares acquired upon  distribution of the vested  Restricted  Stock
                    Units. You understand that Data will be held only as long as is  necessary  to  implement,  administer  and  manage  your participation  in the Plan. You understand  that you may, at any time, view Data,  request  additional  information about the storage and  processing  of Data,  require any necessary amendments  to Data  or  withdraw  the  consents  herein  by
                    contacting   in   writing   your   local   human   resources
                    representative.  You understand  that  withdrawal of consent may  affect  your  ability  to  realize  benefits  from  the
                    Restricted Stock Units.
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                    Anything in this Agreement to the contrary  notwithstanding, if, at any time specified  herein for the issuance of Shares
                    to  you,  any  law,   regulation  or   requirement   of  any
                    governmental authority having jurisdiction shall require either the Company or you to take any action in connection with the Shares then to be issued, the issuance of such Shares shall be deferred until such action shall have been taken.

                    Any dispute or disagreement which shall arise under, or as a
                    result  of,  or  pursuant  to,  this   Agreement   shall  be
                    determined by the Committee in its absolute and uncontrolled
                    discretion,   and  any  such   determination  or  any  other
                    determination  by the  Committee  under or  pursuant to this
                    Agreement  and any  interpretation  by the  Committee of the
Other Corporate     terms  of  this  Agreement  shall  be  final,   binding  and
Provisions          conclusive on all persons affected thereby.

                    Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of this Agreement and the Plan by the AT&T Board of Directors or the Committee shall be final and conclusive.

                    The AT&T Board of Directors or the Committee may amend this Agreement provided that no such amendment shall impair your rights hereunder without your consent.

                    You shall not have the right to vote the Shares underlying the Restricted Stock Units or, except as set forth above with respect to dividend equivalents, any other rights as a holder of Shares until such time as the Restricted Stock Units shall have vested and the Shares underlying the vested Restricted Stock Units shall have been delivered to you.

                    The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of New York and applicable Federal law.
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

Please indicate your acceptance of the terms of this Restricted Stock Unit Award Agreement, as provided to you electronically, and acknowledge that you have reviewed copies of the Plan and the Guideline summary, in each case as currently in effect and available to you*, by checking the appropriate acceptance box within your Restricted Stock Unit account on this web site. You should print and retain a copy of this document for your personal records. IF YOU FAIL TO ACCEPT THE TERMS OF THIS RESTRICTED STOCK UNIT AWARD AGREEMENT ELECTRONICALLY FOR ANY REASON WHATSOEVER ON OR BEFORE [date], YOU WILL BE DEEMED TO HAVE REJECTED YOUR RESTRICTED STOCK UNIT AWARD AND YOUR AWARD WILL BE NULL AND VOID.


ACCEPTED AND AGREED:



/s/  Mirian Graddick-Weir
------------------------------     Employee accepts electronically, no
     Mirian Graddick-Weir                   signature required
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AT&T Corp.                             Employee Signature

* AT&T employees should access the Corporate Forms Library in the AT&T Workforce Services web site for these documents.